© Supermicro 2012 Fourth Quarter Fiscal 2012 Earnings Conference Presentation August 7, 2012 Exhibit 99.2

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense and accrued customs fee for prior periods. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, accrued customs fee for prior periods and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended June 30, 2012. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

4 Q4’FY2012 Non-GAAP Financial Highlights (in millions, except per share data) Q4'12 YoY Sequential Revenue $275.9 6.0% 14.9% Profit after Tax $8.1 -37.5% -7.9% EPS $0.18 -37.9% -5.3% Change

5 Summary of Results  Revenues were 6% higher year over year  OEM and Direct business was 46.6% of total revenues and Internet Data Center was 15.2% of total revenues  System business was 44.6% of total revenues  Revenues by Geography:  US – 57.4%  Europe – 22.4%  Asia – 17.5%  Other – 2.7%  Sandy Bridge products were less than 10% of revenue and are ramping  Fat Twin architecture was launched and now in production

SUPERMICRO

# The FatTwin™

© Copyrights 2012



SYS-F627R3-R



SYS-F617R2-R

## FatTwin Solutions:

- ► 4U, rack mount chassis, EIA STD 19" rack support
- ► Two choice of enclosure: 30" and 35" depth
- ► 8/4 Hot-plug system nodes access from front side
- ► Patented Twin architecture, double compute density

- ► **Xeon 130W w/ 47 ºC and 135W w/ 35 ºC support**
- ► **Best PUE ~1.1 and Free-air-cooling support**
- ► **3 to 10% better efficiency + PUE optimization**
- ► **8 3.5" external hot-swap HDD per 1U space**



Blade Server | Twin Architecture | GPU Solutions | Fat Twin | Storage | Embedded | Switches

6

SUPERMICRO

© Copyrights 2012

# Leading Application Optimized Solutions

- **Twin Architecture**
  - New FatTwin™ Architecture: 8/4 nodes in 4U, 8 3.5" HDDs in 1U, Front I/O, PUE Optimized
  - X9 Sandy Bridge Update - 16 DIMMs per DP node Twin square
- **PUE Optimized Architecture**
  - High Temperature Operation (0-47 degree Celsius)
  - Reduces cooling cost, achieves PUE ~ 1.1
  - Optimized and Cost Effective Datacenter Solution
- **SuperBlade™ Solutions**
  - 20/28 DP nodes in 7U, support 56Gb/s Infiniband or 10G Ethernet connectivity
- **GPU optimized product lines (1U, 2U, 4U and Blade)**
  - First with NVIDIA Kepler GPU (K10, K20)
  - Intel Xeon-Phi solutions
- **IPC and Embedded Applications**
  - Dedicated FAE and Sales teams
- **High Performance Workstation product line**
  - Maximum Certified workstation solutions (Quadro + Tesla)
  - Enterprise over-clocking solutions available
  - Optimized for High Frequency Trading (HFT)


FatTwin™ Architecture
PUE-Optimized
TwinBlade™
GPU-optimized
Industrial Solution
Workstation


Blade Server
Twin Architecture
GPU Solutions
Fat Twin
Storage
Embedded
Switches

7

SUPERMICRO

© Copyrights 2012

# Leading Application Optimized Solutions

- **Enterprise 8-way/4-way Systems**
  - 8-way 5U high-end high-margin solution – 80 cores and 2TB
  - Intel/AMD MP systems in 1U/2U/4U
- **UP Solutions**
  - Volume products. X9 Ivy Bridge products
- **Storage Product Lines**
  - Optimized storage configurations available
  - Double-Sided, Growing SBB product line with software solutions
- **SuperRack™**
  - Double side access, cable management
  - Hadoop mini-rack solution
- **Switch Products: 10GbE, IB, FCoE**
  - Layer 2 SW in production
- **MicroCloud™**
  - Cost effective cloud solution
- **Power Subsystems**
  - High efficiency (95%+), digital switching, Battery Backup Power
- **Software Opportunities**
  - SDCM (Super DCM)
  - HPC/DC management toolset (DCM) and massive firmware update
  - SSM functionality in service to select customers
  - Window OS Integration/Bundle


1U / Sandy Bridge 4-way
5U / 8-way
UP Solutions
Double-Sided Storage
Front
Back
Super-SBB
MicroCloud
SuperRack
Battery Backup Power
Windows Server 2008


Blade Server
Twin Architecture
GPU Solutions
Fat Twin
Storage
Embedded
Switches

8

9 Revenue Trend $0 $40 $80 $120 $160 $200 $240 $280 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 $260 $248 $250 $240 $276 $'s millions Supermicro Revenue Trend Y/Y 29.1% 19.6% 3.8% 2.5% 6.0% Seq. 11.1% -4.8% 0.8% -3.9% 14.9%

10 Revenue Analysis Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 $155 $150 $140 $124 $153 $105 $98 $110 $116 $123 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

11 Non-GAAP Gross Margins 14.0% 17.0% Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 15.5% 16.1% 17.1% 17.0% 15.5%

12 Non-GAAP Gross Profit $- $10.0 $20.0 $30.0 $40.0 $50.0 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 $40.5 $39.8 $42.8 $40.9 $42.6 Gross Profit $'s millions

13 Summary P&L non-GAAP (in millions, except per share data) Q4'12 YoY Sequential Q4'11 Q3'12 Operating Expense $30.6 $7.9 $1.9 $22.7 $28.7 Operating Expense Ratio 11.1% 2.4% -0.8% 8.7% 11.9% Operating Income $12.0 -$5.7 -$0.2 $17.7 $12.2 Net Income $8.1 -$4.9 -$0.7 $13.0 $8.8 EPS $0.18 -$0.11 -$0.01 $0.29 $0.19 Diluted Common Share Count 45.5 44.9 45.5 Effective Quarterly Tax Rate 31.6% 26.0% 26.6%

14 Q4 FY2012 YTD Summary Statement of Cash Flows ($’s millions) 12 Months Ended 12 Months Ended 30-Jun-12 30-Jun-11 Net Income $29.9 $40.2 Depreciation and amortization $7.1 $5.5 Stock comp expense $10.3 $8.1 Other reserves $10.6 $9.6 Net change in AR, Inventory, AP -$55.4 -$62.7 Other prepaids and liabilities $14.0 $7.8 Cash flow from operations $16.5 $8.5 Capital expenditures -$22.0 -$25.4 Free cash flow -$5.5 -$16.9 Net cash - investing activities $2.3 $0.6 Net cash - financing activities $13.8 $13.6 Effect of exchange rate fluctuation on cash and cash equivalents $0.3 $0.0 Net change in cash $10.9 -$2.7

151 515 151 5 Q4 FY 2012 Summary of Balance Sheet Metrics ($’s millions) Q4'12 Q3'12 Change Cash Equivalents & Investments 83.8$ 92.2$ (8.4)$ Accounts Receivable 102.0$ 101.0$ 1.0$ Inventory 276.6$ 228.9$ 47.7$ Accounts Payable 174.0$ 142.2$ 31.8$ DSO 34 35 -1 DIO 100 97 3 DPO 62 60 2 Cash Cycle Days 72 72 0

16 Supplemental Financials Fourth Quarter Fiscal 2012 Ended June 30, 2012

17 Non-GAAP Financial Summary (in millions, except per share data) Q4'12 Q3'12 Q4'11 Net Sales 275.9$ 240.2$ 260.3$ Non-GAAP Gross Margin 15.5% 17.0% 15.5% Non-GAAP Operating Expenses 30.6$ 28.7$ 22.7$ Non-GAAP Operating Income 12.0$ 12.2$ 17.7$ Non-GAAP Net Income 8.1$ 8.8$ 13.0$ Non-GAAP Net Income per share 0.18$ 0.19$ 0.29$ Fully diluted shares for calculation 45.5 45.5 44.9

18 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q4'12 Q3'12 Q4'11 Net Income (GAAP) 5.5$ 7.1$ 10.7$ Stock Comp & Other Unusual Expense (tax affected)* 2.6$ 1.7$ 2.3$ Net Income (Non-GAAP)* 8.1$ 8.8$ 13.0$ Diluted Net Income per common share (GAAP) 0.12$ 0.16$ 0.24$ Stock Comp & Other Unusual Expense (tax affected)* 0.06$ 0.03$ 0.05$ Diluted Net Income per share (Non-GAAP)* 0.18$ 0.19$ 0.29$ Shares used in diluted EPS calculation 45.5 45.5 44.9

19 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) Q4'12 Q3'12 Q2'12 Q1'12 Q4'11 Net income (GAAP) 5.5$ 7.1$ 8.8$ 8.5$ 10.7$ Adjustments: Stock-based compensation expense 2.8 2.6 2.5 2.3 2.3 Accrued customs fee 0.0 0.0 0.0 0.0 0.8 Income tax effects of adjustments (0.2) (0.9) (0.1) (0.3) (0.9) Net income (Non-GAAP) 8.1$ 8.8$ 11.2$ 10.5$ 13.0$ Diluted Net Income per share (GAAP) 0.12$ 0.16$ 0.20$ 0.19$ 0.24$ Adjustments: 0.06$ 0.03$ 0.05$ 0.05$ 0.05$ Diluted Net Income per share (Non-GAAP) 0.18$ 0.19$ 0.25$ 0.24$ 0.29$ Diluted shares used in GAAP per share calculation 44.7 44.6 43.8 43.4 43.7 Diluted shares used in Non-GAAP per share calculation 45.5 45.5 44.6 44.3 44.9